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                                                                   Exhibit 10.33

                          FIFTH AMENDMENT TO AMENDED
                         AND RESTATED CREDIT AGREEMENT
                         -----------------------------

     This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of January 30, 2001, is among CELLSTAR CORPORATION, a
 ---------
Delaware corporation (the "Borrower"), each of the banks or other lending
                           --------
institutions which is or may from time to time become a signatory to the Agreement (hereinafter defined) or any successor or permitted assignee thereof (each a "Bank" and collectively, the "Banks"), BANK ONE, NA (formerly known as
         ----                         -----
The First National Bank of Chicago), as syndication agent (the "Syndication
                                                                -----------
Agent"), NATIONAL CITY BANK, as documentation agent (the "Documentation Agent"),
-----                                                     -------------------
THE CHASE MANHATTAN BANK (successor by merger to Chase Bank of Texas, National Association, formerly known as Texas Commerce Bank National Association), a New York banking corporation ("Chase"), as agent for itself and the other Banks, as
                           -----
issuer of Letters of Credit under the Agreement, and as the swing line lender (in such capacities, together with its successors in such capacities, the "Administrative Agent"), and as alternate currency agent (in such capacity,
 --------------------
together with its successors in such capacity, the "Alternate Currency Agent").
                                                    ------------------------

                                   RECITALS:

     A. The Borrower, the Banks, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Alternate Currency Agent have entered into that certain Amended and Restated Credit Agreement dated as of August 2, 1999, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of November 23, 1999, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 12, 2000, as further amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 10, 2000, and as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of December 20, 2000 (the "Agreement").
                        ---------

     B. The Borrower, the Banks, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Alternate Currency Agent now desire to amend the Agreement as provided herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     1.1  Definitions. Capitalized terms used in this Amendment, to the extent
          -----------
not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

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                                  ARTICLE II

                                  Amendments
                                  ----------

     2.1  Compliance Certificate. Effective as of the date hereof, each
          ----------------------
reference to the date "February 5, 2001" appearing in subsection (d) of Section
                                                      --------------    -------
9.1 of the Agreement is hereby amended to read "March 2, 2001".
---

     2.2  Dominion of Funds. Effective as of the date hereof, each reference to
          -----------------
the date "February 5, 2001" appearing in Section 9.13 of the Agreement is hereby amended to read "March 2, 2001".

     2.3  Additional Collateral. Effective as of the date hereof, Article IX of
          ---------------------                                   ----------
the Credit Agreement is hereby amended to add Section 9.14 to the end thereof, which Section 9.14 shall read in its entirety as follows:

          Section 9.14   Additional Collateral. On or before March 2, 2001, the
                         ---------------------
     Borrower shall grant or cause to be granted to the Administrative Agent, for the pro rata benefit of the Banks, a first priority Lien on (a) all real and personal property owned by the Borrower or any Guarantor in which a Lien has not been granted previously to the Administrative Agent, including without limitation all real property located in Carrollton, Texas and (b) all stock of each of the Foreign Subsidiaries, provided that in the event Borrower demonstrates to the satisfaction of Agent that the pledge of the stock of any Foreign Subsidiary will result in significant adverse tax consequences to Borrower, the pledge of the voting stock of such Foreign Subsidiary shall be limited to 65% of such voting stock. In connection with the foregoing, on or before March 2, 2001, the Borrower shall execute and deliver or cause to be executed and delivered to the Administrative Agent appropriate security documents and other documents and instruments, all in form and substance satisfactory to the Administrative Agent, as the Administrative Agent in its sole discretion deems necessary or desirable to create, evidence, preserve, and perfect its Liens in such property, and shall deliver or cause to be delivered to the Administrative Agent such information regarding such property as the Administrative Agent in its sole discretion deems necessary or desirable, including without limitation pledge agreements, deeds of trust, mortgages, assignments, Uniform Commercial Code financing statements, original stock certificates, stock transfer powers, legal opinions, corporate and partnership documents and certificates, title commitments, title policies, appraisals, environmental assessments, surveys, flood plain certification, and such other documents and information as the Administrative Agent may require in connection with such property and Liens.

     2.4  Financial Covenants. Effective as of the date hereof, each reference
          -------------------
to the phrase "and as of October 31, 2000" appearing in Article XI of the
                                                        ----------
Agreement is hereby deleted, and Section 11.4 of the Agreement is hereby amended to read in its entirety as follows:

          Section 11.4   Minimum Turnover Ratio. The Borrower will maintain or
                         ----------------------
     cause to be maintained, as of the end of each fiscal quarter of the Borrower, a ratio of Consolidated Cost of Goods Sold to Consolidated Average Inventory of not less than 6.0 to 1.0.

     2.5  Default. Effective as of the date hereof, subsection (c) of Section
          -------                                                     -------
12.1 of the Agreement is hereby amended to read in its entirety as follows:
----

          (c) The Borrower or any Obligated Party shall fail to perform, observe, or comply with any of the covenants contained in Article IX
                                                               ----------
     (except Sections 9.1, 9.13 and 9.14) and such failure continues unremedied
             ------------  ----     ----
     for a period of 15 days after the earlier of (i) the giving of notice to

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     the Borrower by the Agent or any Bank of such failure, or (ii) the
     Borrower's actual knowledge of such failure.

     2.6  Advances; Letters of Credit. Except as hereinafter provided,
          ---------------------------
notwithstanding anything to the contrary contained in the Agreement, no Advances will be made and no Letters of Credit will be issued during the period beginning on the date hereof and ending on March 2, 2001, and thereafter Advances and Letters of Credit will be made or issued only if the Compliance Certificate due on March 2, 2001 under Section 9.1(d) of the Agreement and related financial
                       --------------
statements have been delivered to the Agent and each Bank and Borrower is in compliance with all covenants, terms and provisions of this Agreement including without limitation the covenants set forth in Article XI of the Agreement, which
                                              ----------
compliance shall be shown in such Compliance Certificate, and otherwise subject to the other terms, conditions and provisions of the Agreement. Notwithstanding the foregoing, if outstanding Advances are paid by Borrower after the date hereof, the amount so paid may be reborrowed and/or one or more Letters of Credit may be issued (subject to the terms, conditions and provisions of the Agreement), provided that the aggregate amount of all Advances and Letters of Credit outstanding during such period shall not at any time exceed the aggregate amount of Advances and Letters of Credit outstanding on the date hereof.

                                  ARTICLE III

                             Conditions Precedent
                             --------------------

     3.1  Conditions. The effectiveness of this Amendment is subject to the
          ----------
satisfaction of the following conditions precedent:

          (a)  Amendment Fee. Borrower shall have paid to the Administrative
               -------------
     Agent, for the account of each Bank that executes and delivers this Amendment, an amendment fee in an amount equal to the Commitment of each such Bank multiplied by 12.5 basis points.

          (b)  Representations and Warranties. The representations and
               ------------------------------
     warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

          (c)  No Default. No Default shall have occurred and be continuing.
               ----------

          (d)  Corporate Matters. All corporate proceedings taken in connection
               -----------------
     with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its legal counsel, Locke Liddell & Sapp LLP.

          (e)  Additional Documentation. The Administrative Agent shall have
               ------------------------
     received such additional approvals, opinions, or documents as the Administrative Agent or its legal counsel, Locke Liddell & Sapp LLP, may reasonably request.

                                  ARTICLE IV

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     4.1  Ratifications. The terms and provisions set forth in this Amendment
          -------------
shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly

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modified and superseded by this Amendment, the terms and provisions of the
Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     4.2  Representations and Warranties. Borrower hereby represents and
          ------------------------------
warrants to the Administrative Agent and the Banks that (1) the execution, delivery, and performance by the Borrower and the Guarantors of this Amendment and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of each such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under
(i) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other organizational documents of any such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any material agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject, (2) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, and (3) no Default has occurred and is continuing.

                                   ARTICLE V

                                 Miscellaneous
                                 -------------

     5.1  Survival of Representations and Warranties. All representations and
          ------------------------------------------
warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Bank or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Bank to rely upon them.

     5.2  Reference to Agreement. Each of the Loan Documents, including the
          ----------------------
Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     5.3  Expenses of the Administrative Agent. Borrower agrees to pay on demand
          ------------------------------------
all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of the Administrative Agent's legal counsel, and all costs and expenses incurred by the Administrative Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of the Administrative Agent's legal counsel. Borrower acknowledges that the Administrative Agent and the Banks may engage a financial advisor, and Borrower agrees to pay on demand all fees and expenses of such financial advisor.

     5.4  Severability. Any provision of this Amendment held by a court of
          ------------
competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     5.5  APPLICABLE LAW. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN
          --------------
THE OTHER LOAN DOCUMENTS, THIS AMENDMENT AND ALL OTHER

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LOAN DOCUMENTS SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN
DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     5.6   Successors and Assigns. This Amendment is binding upon and shall
           ----------------------
inure to the benefit of the Borrower, the Banks, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Alternate Currency Agent and their respective successors and assigns, except the Borrower shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent.

     5.7   Counterparts. This Amendment may be executed in one or more
           ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment shall not be effective unless and until the Agent, the requisite Banks, the Borrower and the Guarantors have each executed and delivered a counterpart hereof; provided, however that execution and delivery by Holdings shall not be required for effectiveness of this Amendment, but Holdings shall execute and deliver this Amendment no later than February 15, 2001, and failure to do so by such date shall constitute an Event of Default under the Agreement.

     5.8   Headings. The headings, captions, and arrangements used in this
           --------
Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.9   Release of Claims. The Borrower and the Guarantors each hereby
           -----------------
acknowledge and agree that none of them has any and there are no defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever to or against the Administrative Agent, the Alternate Currency Agent, the Syndication Agent, the Documentation Agent, any of the Banks or the terms and provisions of or the obligations of the Borrower, any Guarantor or any Subsidiary created or evidenced by the Agreement or any of the other Loan Documents, and that neither the Borrower nor any of the Guarantors has any right to seek affirmative relief or damages of any kind or nature from the Administrative Agent, the Alternate Currency Agent, the Syndication Agent, the Documentation Agent or any of the Banks. To the extent any such defenses, counterclaims, offsets, cross-complaints, claims, demands or rights exist, Borrower and the Guarantors each hereby waives, and hereby knowingly and voluntarily releases and forever discharges the Administrative Agent, the Alternate Currency Agent, the Syndication Agent, the Documentation Agent, each of the Banks and their respective predecessors, officers, directors, agents, attorneys, employees, successors and assigns, from all possible claims, demands, actions, causes of action, defenses, counterclaims, offsets, cross-complaints, damages, costs, expenses and liabilities whatsoever, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

     5.10  ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS
           ----------------
AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                                      -5-
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Executed as of the date first written above.

                              BORROWER:
                              --------

                              CELLSTAR CORPORATION

                              By:  /s/ AUSTIN P. YOUNG
                                 -----------------------------------------------
                                 Name:  Austin P. Young
                                      ------------------------------------------
                                 Title:  Sr. Vice President
                                       -----------------------------------------



                              AGENTS AND BANKS:


                              THE CHASE MANHATTAN BANK (successor by merger to Chase Bank of Texas, National Association, formerly known as Texas Commerce Bank National Association), as Administrative Agent and as a Bank

                              By:  /s/ R. Alan Green
                                 --------------------------------------------
                                 R. Alan Green
                                 Vice President



                              BANK ONE, NA (formerly known as The First National Bank of Chicago), as Syndication Agent and as a Bank

                              By:  /s/ WILLIAM V. CLIFFORD
                                 -----------------------------------------------
                                 Name:  William V. Clifford
                                      ------------------------------------------
                                 Title:  First Vice President
                                       -----------------------------------------


                              NATIONAL CITY BANK,
                              as Documentation Agent and as a Bank


                              By:  /s/ TOM GURBACH
                                 -----------------------------------------------
                                 Name:  Tom Gurbach
                                      ------------------------------------------
                                 Title:  Vice President
                                       -----------------------------------------


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                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:  /s/ ATTILA KOC
                                 -----------------------------------------------
                                 Name:  Attila Koc
                                      ------------------------------------------
                                 Title:  Sr. Vice President
                                       -----------------------------------------


                              WELLS FARGO BANK TEXAS,

                              NATIONAL ASSOCIATION (formerly known as Wells Fargo Bank (Texas), National Association)


                              By:  /s/ SCOTT J. MANOOKIN
                                 -----------------------------------------------
                                 Name:  Scott J. Manookin
                                      ------------------------------------------
                                 Title:  Vice President
                                       -----------------------------------------

Each of the undersigned Guarantors hereby (a) consents and agrees to this Amendment, and (b) agrees that its Guaranty shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.


                              NATIONAL AUTO CENTER, INC.


                              By:  /s/ AUSTIN P. YOUNG
                                 -----------------------------------------------
                                 Name:  Austin P. Young
                                      ------------------------------------------
                                 Title:  Sr. Vice President
                                       -----------------------------------------



                              CELLSTAR, LTD.

                              By:  National Auto Center, Inc.,
                                   General Partner

                              By:  /s/ AUSTIN P. YOUNG
                                 -----------------------------------------------
                                 Name:  Austin P. Young
                                      ------------------------------------------
                                 Title:  Sr. Vice President
                                       -----------------------------------------


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                              CELLSTAR FULFILLMENT, LTD.

                              By:  CellStar Fulfillment, Inc.,
                                   General Partner

                              By:  /s/ AUSTIN P. YOUNG
                                 -----------------------------------------------
                                 Name:  Austin P. Young
                                      ------------------------------------------
                                 Title:  Sr. Vice President
                                       -----------------------------------------



                              CELLSTAR FINANCO, INC.


                              By:  /s/ AUSTIN P. YOUNG
                                 -----------------------------------------------
                                 Name:  Austin P. Young
                                      ------------------------------------------
                                 Title:  Sr. Vice President
                                       -----------------------------------------


                              CELLSTAR FULFILLMENT, INC.


                              By:  /s/ AUSTIN P. YOUNG
                                 -----------------------------------------------
                                 Name:  Austin P. Young
                                      ------------------------------------------
                                 Title:  Sr. Vice President
                                       -----------------------------------------



                              NAC HOLDINGS, INC.


                              By: /s/ Elaine Flud Rodriguez
                                 -----------------------------------------------
                                 Elaine Flud Rodriguez
                                 President


                              CELLSTAR INTERNATIONAL
                              CORPORATION/ASIA

                              By:  /s/ AUSTIN P. YOUNG
                                 -----------------------------------------------
                                 Name:  Austin P. Young
                                      ------------------------------------------
                                 Title:  Sr. Vice President
                                       -----------------------------------------


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                              AUDIOMEX EXPORT CORP.


                              By:  /s/ AUSTIN P. YOUNG
                                 -----------------------------------------------
                                 Name:  Austin P. Young
                                      ------------------------------------------
                                 Title:  Sr. Vice President
                                       -----------------------------------------



                              CELLSTAR INTERNATIONAL
                              CORPORATION/SA

                              By:  /s/ AUSTIN P. YOUNG
                                 -----------------------------------------------
                                 Name:  Austin P. Young
                                      ------------------------------------------
                                 Title:  Sr. Vice President
                                       -----------------------------------------



                              CELLSTAR AIR SERVICES, INC.


                              By:  /s/ AUSTIN P. YOUNG
                                 -----------------------------------------------
                                 Name:  Austin P. Young
                                      ------------------------------------------
                                 Title:  Sr. Vice President
                                       -----------------------------------------



                              A & S AIR SERVICE, INC.


                              By:  /s/ AUSTIN P. YOUNG
                                 -----------------------------------------------
                                 Name:  Austin P. Young
                                      ------------------------------------------
                                 Title:  Sr. Vice President
                                       -----------------------------------------



                              CELLSTAR TELECOM, INC.


                              By:  /s/ AUSTIN P. YOUNG
                                 -----------------------------------------------
                                 Name:  Austin P. Young
                                      ------------------------------------------
                                 Title:  Sr. Vice President
                                       -----------------------------------------


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                              FLORIDA PROPERTIES, INC.


                              By:  /s/ AUSTIN P. YOUNG
                                 -----------------------------------------------
                                 Name:  Austin P. Young
                                      ------------------------------------------
                                 Title:  Sr. Vice President
                                       -----------------------------------------



                              CELLSTAR GLOBAL SATELLITE
                              SERVICE, LTD.

                              By:  National Auto Center, Inc.,
                                   General Partner

                              By:  /s/ AUSTIN P. YOUNG
                                 -----------------------------------------------
                                 Name:  Austin P. Young
                                      ------------------------------------------
                                 Title:  Sr. Vice President
                                       -----------------------------------------

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